Exhibit 99.1

SCBT Financial Corporation Sandler O’Neill’s 2007 Financial Services Conference November 13, 2007

2 Forward-Looking Statements: Statements contained in this presentation, which are not historical facts, are forward-looking statements.  In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgement of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties.  Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

3 Experienced Management Team Years of Current Name Experience Position Robert R. Hill, Jr. 12/18 CEO John C. Pollok 12/18 COO & CFO Joe E. Burns 7/30 CCO Richard C. Mathis 7/24 CRO John F. Windley 5/31 President SCBT Thomas S. Camp 9/32 President SCBT Piedmont

4 $2.48 billion bank founded in 1934 45 financial centers in SC; 5 offices in NC 16 S.C. Counties; 1 NC County Opened 15 new offices in the last 5 years Includes the impact of TSB Financial Corporation during the fourth quarter of 2007 ($210.0 million in assets) SCBT Financial Corporation Profile

5 SCBT Financial Corporation Profile Third largest independent commercial bank headquartered in South Carolina Eighth largest commercial bank in South Carolina1 Operates in 5 of the top 50 income and population growth MSA’s in the southeastern United States.2 Mission: To be the Carolina’s premier community bank and a top-performing bank in the southeast. 1 Source: FDIC Website as of June 30, 2007 2 Source: SNL Financial; Sandler, O’Neill & Partners, L.P.

6 At A Glance Closing Price as of 11-8-2007 $31.36 9-30-07 Earnings per share $ 0.61 Book Value (9-30-2007) $19.07 Price / Earnings (TTM) 13.7x Market Capitalization at 11-8-2007 ~$289MM Listed on the NASDAQ Global Select Market

7 What Makes Us Successful? Customers Employees Community Involvement Management/Board Business Model

8 Business Model Community Banking Local Decisions Centralized Processes Experienced Relationship Managers & Employees “South Carolina’s Bank”

9 YTD 2007 Accomplishments Diluted EPS of $1.78 – Up 9.0% YOY Margin expansion – during the past two quarters Opened banking locations in Myrtle Beach, Charleston and Lexington markets Non-interest income – up 16.6% YOY Deposit campaign – raised $60 million in low cost funding New accounts – 13,500 in 2007, more than 2006

10 Deposit Market Share Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $11,617,048 18.13% 152 2 Bank of America (NC) 7,169,929 11.19 122 3 BB&T (NC) 7,011,559 10.94 122 4 South Financial Group (SC) 5,370,231 8.38 79 5 First Citizens Bancorp (SC) 4,768,136 7.44 163 6 Synovus Financial (GA) 3,818,259 5.96 45 7 Suntrust Bank (GA) 1,852,012 2.89 67 8 SCBT Financial Corp. (SC) 1,784,047 2.78 45 9 Palmetto Bancshares, Inc. (SC) 1,030,575 1.61 36 10 Regions Financial Corp (AL) 884,821 1.38 37 Source: FDIC Summary of Deposits as of 6/30/2007.

11 Selected MSA Statistics SCBT Financial Center Locations Sources: SunTrust Robinson Humphrey, Inc.; Keefe, Bruyette & Woods; Federal Deposit Insurance Corporation Charlotte, NC Savannah, GA Augusta, GA Wilmington, NC

12 Demographics – Population & Income : Projected Change in Population 2006-2011 (%) Projected Median Household Income 2011 ($) Source: SNL Financial & Keefe Bruyette & Woods Population and median household income are deposit weighted 10 7.5 5 2.5 0 9 6.7 $60,000, $50,000 40,000 30,000 20,000 10,000 $0 55,026 $60,704 SCBT Southeast United States

13 Projected Population Growth 2006-2011 Less than 0% 0% - 5% 5% - 10% Greater than 10% SCBT Financial Center Locations Source: Keefe, Bruyette & Woods National Average: 6.7%

14 SCBT Financial Corporation The Scottish Bank Building The Carolinas' Premier Community Bank Transaction Overview August 30, 2007

15 Transaction Overview – Summary Terms Consideration Mix: 939,372 shares of SCBT common stock issued Fixed exchange ratio: 0.993x $9.4 million in aggregate cash consideration (includes cash-out value of options) Approximately 85% stock / 15% cash (1) Based on consideration mix and SCBT’s 10-day average closing stock price of $36.25 as of August 29, 2007. Transaction Structure: Merger of TSB Financial Corporation into SCBT  Financial Corporation The Scottish Bank to operate as a bank subsidiary Transaction Value: $35.74 blended price per share (1) $43.4 million in the aggregate Due Diligence: Completed Anticipated Closing: Q4’ 2007 Other Terms: Subject to TSB shareholder approval as well as  customary regulatory approvals

Transaction Overview – Strategic Rationale

Enhances Overall Banking Franchise

- Further positions SCBT in high-growth, demographically-attractive markets

	Total Deposits [1]: 2001	Total Deposits [1]: 2006	5-Year CAGR
Former Corporate Headquarters [2]			
Orangeburg County, South Carolina	$253,147	$319,680	4.78%
Current Corporate Headquarters			
Columbia, South Carolina [3]	$42,756	$154,110	29.23%
High-Growth Expansion Markets			
Coastal South Carolina [4]	$355,861	$637,518	12.37%
Charlotte / Rockhill [5]	$83,466	$361,779	34.09%
Upstate South Carolina [6]	$35,354	$172,709	37.33%
Total Deposits	**$859,656**	**$1,786,217**	**15.75%**

Deposit Markets: 2001



4%
10%
29%
10%
42%
5%

- Orangeburg County
- Columbia
- Coastal South Carolina
- Charlotte / Rockhill
- Upstate South Carolina
- Other

Deposit Markets: 2006



8%
10%
18%
9%
20%
35%

(1) Based on FDIC deposit data. 2006 data is pro forma for the acquisition of TSB Financial Corporation. Dollar amounts in thousands.
(2) SCBT Financial Corporation moved from it's former headquarters in 2002 to its new location in Columbia, South Carolina.
(3) Consists of Lexington and Richland Counties.
(4) Consists of Beaufort, Berkeley, Charleston, Colleton, Dorchester, Georgetown, Horry and Jasper Counties.
(5) Consists of Lancaster, Mecklenburg and York Counties. 2006 data is pro forma for the acquisition of TSB Financial Corporation.
(6) Consists of Greenville County.

DataSource: SNL Financial

16

Transaction Overview – Strategic Rationale

Results in Top 10 Deposit Market Share in the Charlotte MSA

- Population: 1.6 million; Total deposits: $94.0 billion
- Historical population growth of 22% – approximately 2.5x the national average
- 5th highest median household income in the Southeast

Branch Map


TSBC
SCBT
Cornelius
Huntersville
Kannapolis
Concord
Cabarrus
Mecklenburg
Gaston
Gastonia
Charlotte
Mint Hill
Matthews
Indian Trail
York
Rock Hill
Monroe
Union

Deposit Market Share – Charlotte MSA (1)

MSA: Charlotte
Deposits: $93,953,456

2006 Rank	Institution	Type	Branch Count	Deposits in Market ($000s)	2006 Market Share (%)	2005 Market Share (%)
1	Wachovia Corp. (NC)	Bank	86	$60,486,030	64.38	62.03
2	Bank of America Corp. (NC)	Bank	57	21,703,919	23.10	26.65
3	BB&T Corp. (NC)	Bank	54	2,999,457	3.19	2.93
4	Fifth Third Bancorp (OH)	Bank	34	2,229,037	2.37	2.32
5	SunTrust Banks Inc. (GA)	Bank	35	1,239,512	1.32	1.37
6	Royal Bank of Canada	Bank	18	1,116,922	1.19	0.87
7	First Citizens BancShares Inc. (NC)	Bank	30	902,066	0.96	0.93
8	**Pro Forma Company**	**Bank**	**9**	**361,744**	**0.38**	**0.34**
8	Citizens South Banking Corp. (NC)	Thrift	10	336,583	0.36	0.35
9	American Community Bancshares (NC)	Bank	10	318,877	0.34	0.32
10	First Trust Bank (NC)	Bank	2	261,252	0.28	0.23
	Top 10 Institutions		**336**	**$91,593,655**	**97.49**	**98.00**
11	**SCBT Financial Corp. (SC)**	**Bank**	**5**	**199,689**	**0.21**	**0.19**
15	**TSB Financial Corp. (NC)**	**Bank**	**4**	**162,055**	**0.17**	**0.15**

(1) FDIC data as of June 30, 2006
DataSource: SNL Financial, FDIC

17

18 North Carolina Banking Franchise Offers Significant Organic and Acquisitive Growth Potential Only 5 banks under $10 Billion in Assets operate in both North and South Carolina (1) Note: Dollar values in thousands. (1) Includes SCBT Financial Corporation. (2) The “Big 4” consists of Bank of America Corporation, BB&T Corporation, SunTrust Banks, Inc. & Wachovia Corporation. North Carolina Banking Franchise Offers Significant Organic and Acquisitive Growth Potential : Transaction Overview – Strategic Rationale Total Deposits ($B) $195,193 $59,153 % Controlled by "The Big 4" (2) 73.1% 44.9% Population 9,068,106 4,425,765 '00 - '07 Population Growth 12.7% 10.3% '07 - '12 Proj. Population Growth 8.9% 7.2% Median Household Income $49,687 $46,513 '00 - '07 Median HHI Growth 26.8% 25.3% '00 - '12 Proj. HHI Growth 17.5% 16.6% Banks < $500mm in Assets 22 14 Banks < $1B in Assets 34 22 North Carolina South Carolina

19 SOUND BALANCE SHEET  YTD  YTD  2005  2006 9/30/07  9/30/06 Non-Performing Assets / Total Loans & OREO* 0.30%  0.30% 0.30% 0.27%  Allow. Loan Losses / Total Loans*  1.30%  1.29% 1.29% 1.29%  Allow. Loan Losses / Non-Performing Loans*  469% 492%  495%  527%  Net Charge-offs / Average Loans  0.11%  0.16% 0.12%  0.17% * Period end date Loan data excludes mortgage loans held for sale

20 SOUNDNESS Net Charge-offs / Average Total Loans Source: BHC Performance Report (3Q not yet available) 0.16% .11% 0.09% 0.16% 0.40% 0.35% 0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00% 2002 2003 2004 2005 2006 1Q ’07 2Q ‘07 3Q ’07 SCBTFC SCBTFC (inc. NSF & AOP) Peers

21 CONSISTENT PROFITABILITY Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. $21,000 $18,000 $15,000 $12,000  $9,000 $6,000 $3,000 $0 1998 1999 2000 2001 2002 2003 2004 2005 2006 Sep-07 $2.40 $2.10 $1.80 $1.50 $1.20 $0.90 $0.60 $0.30 $0.00 $1.00 $0.93 $1.23 $1.44 $1.62 $1.73 $1.64 $1.93 $2.15 $1.78 $8,271 $7,940 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $16,423

Return on Average Equity Return on Avg. Equity Return on Avg. Tangible Equity 2002 2003 2004 2005 2006 3Q 2007 14.09% 13.72% 12.20% 13.19% 15.20% 12.72% 16.54% 13.13% 16.52% 20.00% 16.00% 12.00% 8.00% 4.00% 0.00%

23 Fee Income By Type : 2004 2005 2006 9/30/07 Deposit Service Fees $11,854 $12,473 $13,377 $10,952 Secondary Mtg. Orig Fees 3,892 5,054 5,613 4,759 Wealth Management 1,422 1,695 2,148 1,971 Bankcard Services Income 1,690 2,647 3,422 3,067 Other * 2,026 1,986 2,149 2,013 Total Non-interest Income $20,884 $23,847 $26,709 $22,762 *Excludes $1,766 gain on sale of fixed assets in 2004.

24 Year-Over-Year EPS Growth Source:  FTN Midwest Securities Corp. 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 Super Regional Banks Small Cap Banks Thrifts Regional Banks SCBT Financial Corporation 20% 15% 10% 5% 0% -5% -10% -15% -20% -25% -30% -35%

25 PERFORMANCE DRIVERS Net Interest Margin – SCBT / Peer  Source: BHC Performance Report (3Q not yet available)  4.12%  3.94%  3.99%  4.06% 5.00% 4.50% 4.00% 3.50% 3.00% 2002 2003 2004 2005 2006 1Q ’07 2Q ’07 3Q ’07 SCBTFC Peers

26 Checking Account Growth 15% CAGR  13.3  16.4  17.6 2.5 2.9 3.4 2.5  13.5 10.8 14.2 11.0 2004 2005 2006 Sep-07 0 510 15 20 25 Number of New Checking Accounts (000’s)

27 QUALITY GROWTH – TOTAL ASSETS 14.0% CAGR (in Millions) $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $2,400 1998 1999 2000 2002 2001 2003 2004 2005 2006 3Q 2007 $750 $872 $970 $1,025 $1,145 $1,198 $1,439 $1,926 $2,178 $2,267

28 DIVERSIFICATION Loan Mix As of September 30, 2007 Consumer Installment 6.7% Commercial & Industrial 13.2% Owner Occupied RE 41.5% Commercial RE 38.6%

29 Commercial Real Estate As of September 30, 2007 Commercial – Non Owner Occupied 11.8% Consumer Lot Loans 8.2% Construction / Development 18.6% Consumer Installment 6.70% Commercial & Industrial 13.20% Owner Occupied RE 41.50% Commercial RE 38.60%

30 Owner Occupied Real Estate As of September 30, 2007 Consumer Installment 6.70% Commercial & Industrial 13.20% Owner Occupied RE 41.50% Commercial RE 38.60% Commercial – Owner Occupied 14.1% Consumer – Owner Occupied 1st Lien 13.0% Other 6.4%

31 GROWTH - Total Deposits 14.2% CAGR $1,800 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2002 2003 2004 2005 2006 3Q 2007 $898 $946 $1,174 $1,473 $1,707 $1,814 (in Millions)

32 GROWTH – Core Deposits 13.2% CAGR $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2002 2003 2004 2005 2006 3Q 2007 $749 $812 $1,012 $1,204 $1,335 $1,418 (in Millions)

33 OPERATING EFFICIENCY 50 45 40 35 30 34 41 45 2004 2005 2006 66.49% 66.30% 65.22% 70.00% 60.00% 50.00% 40.00% 30.00% Number of Branches Efficiency Ratio

34 Market Capitalization Over Ten Years 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 98,806,244 $159,143,511 $132,396,639 $80,105,617 $120,586,067 $169,358,265 $217,693,785 $260,122,042 $284,589,548 $363,849,963 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000

35 Analyst Recommendations Analyst Sept. 2007 Recommendation FIG Partners OUTPERFORM FTN Midwest Securities Corp. BUY SunTrust Robinson Humphrey BUY Keefe, Bruyette, & Woods MARKET PERFORM Sandler, O’Neill & Partners HOLD

36 INVESTOR CONTACTS : Robert R. Hill, Jr. Chief Executive Officer Richard C. Mathis Executive Vice President and Chief Risk Officer John C. Pollok Senior Executive Vice President and Chief Operating and Financial Officer SCBT Financial Corporation 520 Gervais Street Columbia, South Carolina 29201 803-771-2265 www.scbtonline.com